SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2012

JONES LANG LASALLE INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive, Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 1, 2012, Jones Lang LaSalle Incorporated issued a press release and supporting supplemental information announcing its financial results for the first quarter ended March 31, 2012. The full text of the press release and supplemental information are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

The information contained in this Current Report, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

99.1. Press release issued by Jones Lang LaSalle Incorporated on May 1, 2012 announcing its financial results for the first quarter ended March 31, 2012.

99.2. Supplemental Information to First Quarter 2012 Earnings Call issued on May 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2012	JONES LANG LASALLE INCORPORATED

	By:	/s/ Lauralee E. Martin
	Name:	Lauralee E. Martin
	Title:	Executive Vice President, Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Press release issued by Jones Lang LaSalle Incorporated on May 1, 2012 announcing its financial results for the first quarter ended March 31, 2012.

Exhibit 99.2 Supplemental Information to First Quarter 2012 Earnings Call issued on May 1, 2012.